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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                        -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934

                        -----------------------

           Date of Report (Date of earliest event reported):
                            March 31, 2003


                    United States Steel Corporation
    --------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------       ------------------      -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
----------------------------------             ----------
 (Address of principal executive               (Zip Code)
             offices)

                            (412) 433-1121
                      ---------------------------
                    (Registrant's telephone number,
                         including area code)



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Item 5. Other Events

United States Steel Corporation is filing the March 31, 2003 press release titled "U. S. Steel Receives Antitrust Clearance For Proposed National Steel Acquisition."


Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99.1. Press Release - "U. S. Steel Receives Antitrust Clearance For Proposed National Steel
                    Acquisition."

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Larry G. Schultz
     -----------------------------
     Larry G. Schultz
     Vice President and Controller